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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported)              March 6, 2000


                            MAGNA ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                       Delaware, United States of America
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                 (State or Other Jurisdiction of Incorporation)



          0-28003                                         98-0208374
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  (Commission File Number)                  (I.R.S. Employer Identification No.)


         285 West Huntington Drive, Arcadia, California             91007
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         (Address of Principal Executive Offices)                 (Zip Code)


                                (626) 574-7223
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         (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if changed Since Last Report)

ITEM 5. OTHER EVENTS

On March 6, 2000, the Registrant issued a press release in which the Registrant announced its financial results for the fiscal year ended December 31, 1999, including its audited consolidated financial statements for the year ended December 31, 1999, and its completion of the previously announced acquisition of Great Lakes Downs. The full text of the press release issued by the Registrant is filed as Exhibit 1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 1 Copy of Registrant's press release dated March 6, 2000 is attached as
Exhibit 1.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                                      MAGNA ENTERTAINMENT CORP.
                                           (Registrant)

Date: March 6, 2000                   by:  /s/ J. Brian Colburn
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                                               J. Brian Colburn, Secretary
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                                INDEX TO EXHIBITS


EXHIBIT                         DESCRIPTION OF EXHIBIT
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  1                             Registrant's press release dated March 6, 2000